Exhibit 15.4

To the Board of Directors of

Vale S.A.

CONSENT OF QUALIFIED PERSON

Re:	Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Chris (Christy) Gauld, in connection with Vale’s Annual Report on Form 20-F for the year ended December 31, 2021 (the “Annual Report”), consent to:

a)

the public filing by Vale and use of the technical report titled “Technical Report Summary for Ontario Operations” (the “Technical Report”), with an effective date of December 31, 2021, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;

b)

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;

c)

any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report; and

d)

the incorporation by reference of the Annual Report in the Registration Statements on Form F-3 of Vale S.A. (No. 333-258466) and Vale Overseas Limited (No. 333-258466-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718).

I am responsible for authoring, and this consent pertains to, Sections 1, 2, 3, 4, 5, 6, 7.1, 7.2, 8, 9, 10, 11, 14, 20, 21, 22.1-22.8, 22.10, 22.20, 23, 24, and 25 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated:April 4, 2022.

/s/ Chris Gauld

Chris Gauld

Chris.Gauld@vale.com

Vale Qualified Professional for Base Metals

Manager, Resource Management

PGO, P. Geo #1247

To the Board of Directors of

Vale S.A.

CONSENT OF QUALIFIED PERSON

Re:	Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Nick A. Gardner, in connection with Vale’s Annual Report on Form 20-F for the year ended December 31, 2021 (the “Annual Report”), consent to:

a)

the public filing by Vale and use of the technical report titled “Technical Report Summary for Ontario Operations” (the “Technical Report”), with an effective date of December 31, 2021, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;

b)

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;

c)

any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report; and

d)

the incorporation by reference of the Annual Report in the Registration Statements on Form F-3 of Vale S.A. (No. 333-258466) and Vale Overseas Limited (No. 333-258466-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718).

I am responsible for authoring, and this consent pertains to, Sections 1.1 - 1.2, 2.1 - 2.5, 12, 13, 15.1-15.4, 15.9 -15.11, 16, 17, 18, 19, 22.1, 22.11 - 22.12, 22.14 - 22.19, 22.20.1 - 22.21, 23, 24, and 25 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated:April 4, 2022.

/s/ Nick A. Gardner

Nick A. Gardner

Nick.Gardner@vale.com

Vale Qualified Professional for Base Metal Manager,

Integrated Technical Planning

PEGNL PEng #09466

To the Board of Directors of

Vale S.A.

CONSENT OF QUALIFIED PERSON

Re:	Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Alex Hossack, in connection with Vale’s Annual Report on Form 20-F for the year ended December 31, 2021 (the “Annual Report”), consent to:

a)

the public filing by Vale and use of the technical report titled “Technical Report Summary for Ontario Operations” (the “Technical Report”), with an effective date of December 31, 2021, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;

b)

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;

c)

any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted, or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report; and

d)

the incorporation by reference of the Annual Report in the Registration Statements on Form F- 3 of Vale S.A. (No. 333-258466) and Vale Overseas Limited (No. 333-258466-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718).

I am responsible for authoring, and this consent pertains to, Sections 1.1-1.2, 1.21.1-1.21.2, 1.23, 2.1- 2.4, 2.6, 7.3-7.4.3, 15.4, 22.1, 22.14, 22.20.1-22.20.2, 23-24.3, 25.1-25.7, 25.8.3 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated:April 5, 2022.

/s/ Alex Hossack

Alex Hossack, AusIMM (CP)

alex.hossack@vale.com

Vale Qualified Person for Vale Base Meals

Manager, Geotechnical

AusIMM(CP) #225081

To the Board of Directors of

Vale S.A.

CONSENT OF QUALIFIED PERSON

Re:	Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Greg Puro, in connection with Vale’s Annual Report on Form 20-F for the year ended December 31, 2021 (the “Annual Report”), consent to:

a)

the public filing by Vale and use of the technical report titled “Technical Report Summary for Ontario Operations” (the “Technical Report”), with an effective date of December 31, 2021, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;

b)

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;

c)

any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report; and

d)

the incorporation by reference of the Annual Report in the Registration Statements on Form F-3 of Vale S.A. (No. 333-258466) and Vale Overseas Limited (No. 333-258466-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718).

I am responsible for authoring, and this consent pertains to, Sections 1, 2, 15, 22, 23, 24, and 25 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated:April 5, 2022.

/s/ Greg Puro

Greg Puro, P. Eng.

greg.puro@vale.com

Vale Qualified Professional for Base Metal Manager,

Geotechnical Dams

PEO #90475047